UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2024

Light & Wonder, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-11693	81-0422894
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of principal executive offices)
(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increase in Size of Board; Election of Director

On January 4, 2024, the Board of Directors (the “Board”) of Light & Wonder, Inc. (the “Company”) increased the size of the Board by one director from ten to eleven directors and elected Michael Marchetti as a director of the Company to fill the resulting vacancy, each effective January 15, 2024. Mr. Marchetti will serve on the Audit Committee of the Board.

Mr. Marchetti served as a director of  SciPlay Corporation from 2019 to 2023. Mr. Marchetti has also held various leadership positions in both financial institutions and gaming companies, including Merrill Lynch, Electronic Arts, and Buffalo Studios. He currently serves as the CFO of Age of Learning, Inc.

Mr. Marchetti will be eligible to participate in all compensation plans applicable to non-employee members of the Board, including annual retainers and equity-based compensation (as described in the Company’s proxy statement filed with the Securities and Exchange Commission on May 1, 2023). In connection with joining the Board, Mr. Marchetti will receive stock options for 10,000 shares of the Company’s common stock, which will have a four-year vesting schedule and an exercise price based on the average of the high and low sales prices of the Company’s common stock on the trading day immediately prior to the grant date.

Item 7.01. Regulation FD Disclosure.

On January 5, 2024, the Company provided the Australian Securities Exchange (the “ASX”) a Statement of CHESS Depositary Interests on Issue (“Appendix 4A”). A copy of Appendix 4A is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On January 8, 2024, the Company issued a press release announcing the election of Mr. Marchetti to the Board. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, as well as in Exhibits 99.1 and 99.2, is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Appendix 4A of the Company, dated January 5, 2024.

99.2	Press Release of the Company, dated January 8, 2024.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

By:	/s/ James Sottile
	Name:	James Sottile
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: January 8, 2024